The Royce Fund
1414 Avenue of the Americas New York, NY 10019 (212) 355-7311 (800) 221-4268

____________, 2007

Dear Shareholder:

Enclosed is a Proxy Statement describing proposed changes to the investment policies of eight series (each a "Fund," collectively, the "Funds") of The Royce Fund to be voted on at a Special Meeting of Shareholders of the Funds. Your vote is extremely important, regardless of the number of shares that you own.

We propose to eliminate or amend fundamental investment restrictions that: (1) limit investment in the securities of foreign issuers (all eight Funds); (2) prohibit investment in restricted securities (four Funds); (3) limit the percentage of ownership of outstanding voting securities of any one issuer (one Fund); (4) prohibit investment in the securities of other investment companies (three Funds); and (5) prohibit purchases of warrants, rights or options (one Fund). Investment by each Fund in accordance with newly approved investment restrictions concerning investment in foreign securities and investment in restricted securities will be limited by non-fundamental investment restrictions adopted by the Funds' Board of Trustees. The Board of Trustees of the Funds could change these investment restrictions in the future with not less than 30 days prior written notice to each affected series' shareholders.

I believe that the proposed changes are important to the Funds' operations and that the greater flexibility will be beneficial to shareholders. These Proposals are discussed more fully in the Proxy Statement. Please vote your shares promptly by following the instructions on the enclosed proxy card. Be sure to complete and sign each proxy card.

If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Funds or _____________, a professional proxy solicitation firm that has been retained by the Funds to assist in the solicitation of proxies, to request that you vote and assist you in the voting process. If you have any questions, please call the proxy information line at 1-800___________.

Sincerely,

CHARLES M. ROYCE
President

IMPORTANT INFORMATION

Enclosed is a Proxy Statement for an upcoming special shareholder meeting. While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q. What am I being asked to vote "FOR" on this proxy?

A. This proxy has five proposals to approve certain changes to the fundamental investment restrictions of Pennsylvania Mutual Fund ("Pennsylvania Mutual"), Royce Premier Fund ("Premier"), Royce Low-Priced Stock Fund ("Low-Priced"), Royce Total Return Fund ("Total Return"), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (each a "Fund,"collectively the "Funds"), as set forth below:

Proposal	Fund(s) Solicited
1. Eliminate the fundamental investment restriction limiting investment in the securities of foreign issuers.	All Funds
2. Eliminate the fundamental investment restriction that prohibits investment in restricted securities.	Pennsylvania Mutual, Premier, Low-Priced and Total Return

3. Amend the fundamental investment restriction that prohibits "ownership" of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the "acquisition" of more than 10% of the outstanding voting securities of any one issuer.

Pennsylvania Mutual
4. Eliminate the fundamental investment restriction that prohibits investment in the securities of other investment companies.	Premier, Low-Priced and Total Return
5. Amend the fundamental investment restriction that prohibits purchase of warrants, rights or options in order to permit investment of up to 5% of total assets in warrants, rights and options.	Pennsylvania Mutual

Q. Why am I being asked to vote on changes to the fundamental investment restrictions?

A. Royce & Associates, LLC ("Royce") believes that these changes would benefit shareholders because they will give Royce more flexibility to seek to achieve the Funds' investment goals and/or earn additional income for the Funds.

Q. How does the Board of Trustees recommend shareholders vote on the proposals?

A. The Board of Trustees has unanimously recommended that shareholders vote "FOR" the proposals. The Board believes that the proposed changes are in the best interests of the Funds and their shareholders.

Q. How can I vote my proxy?

A. For your convenience, there are several ways you can vote. Please see your proxy card for specific instructions on how to vote via telephone, facsimile or the internet. It is important that you vote your proxy promptly.

THE ROYCE FUND (8 Series)
PENNSYLVANIA MUTUAL FUND	ROYCE VALUE FUND
ROYCE PREMIER FUND	ROYCE VALUE PLUS FUND
ROYCE LOW-PRICED STOCK FUND	ROYCE 100 FUND
ROYCE TOTAL RETURN FUND	ROYCE DIVIDEND VALUE FUND

1414 Avenue of the Americas
New York, NY 10019
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

____________

TO BE HELD ON SEPTEMBER 6, 2007

To the Shareholders of:

THE ROYCE FUND (8 Series)
Pennsylvania Mutual Fund	Royce Value Fund
Royce Premier Fund	Royce Value Plus Fund
Royce Low-Priced Stock Fund	Royce 100 Fund
Royce Total Return Fund	Royce Dividend Value Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of Pennsylvania Mutual Fund ("Pennsylvania Mutual"), Royce Premier Fund ("Premier"), Royce Low-Priced Stock Fund ("Low-Priced"), Royce Total Return Fund ("Total Return"), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (each a "Fund" and collectively, the "Funds") of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), on September 6, 2007 at 3:00 p.m. (Eastern Time), for the following purposes:
1.	To approve the elimination of each Fund's fundamental investment restriction that limits investment in the securities of foreign issuers (shareholders of each of Fund voting separately).
2.

To approve the elimination of certain of the Funds' fundamental investment restriction that prohibits investment in restricted securities (shareholders of each of Pennsylvania Mutual, Premier, Low-Priced and Total Return voting separately).

3.

To approve the amendment of Pennsylvania Mutual's fundamental investment restriction that prohibits "ownership" of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the "acquisition" of more than 10% of the outstanding voting securities of any one issuer (shareholders of Pennsylvania Mutual voting separately).

4.

To approve the elimination of certain of the Funds' fundamental investment restriction that prohibits investment in securities of other investment companies (shareholders of Premier, Low-Priced Stock and Total Return voting separately).

5.

To approve the amendment of Pennsylvania Mutual's fundamental investment restriction that prohibits purchases of warrants, rights or options in order to allow it to invest up to 5% of its total assets in warrants rights and options (shareholders of Pennsylvania Mutual voting separately).

6.	To transact such other business as may come before the meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on June 28, 2007 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

A complete list of the shareholders of the Funds entitled to vote at the Meeting will be available and open to examination by any shareholder of the Funds for any purpose relevant to the Meeting during ordinary business hours from and after __________, 2007, at the office of the Trust, 1414 Avenue of the Americas, New York, NY 10019.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States) or utilize the other methods as indicated on the enclosed Proxy, even if you expect to be present at the Meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.
By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: ____________, 2007

PROXY STATEMENT

THE ROYCE FUND (8 Series)
PENNSYLVANIA MUTUAL FUND	ROYCE VALUE FUND
ROYCE PREMIER FUND	ROYCE VALUE PLUS FUND
ROYCE LOW-PRICED STOCK FUND	ROYCE 100 FUND
ROYCE TOTAL RETURN FUND	ROYCE DIVIDEND VALUE FUND

1414 Avenue of the Americas
New York, NY 10019

SPECIAL MEETING OF SHAREHOLDERS
September 6, 2007

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the "Trust") for use at a Special Meeting of Shareholders (the "Meeting") of each of Pennsylvania Mutual Fund ("Pennsylvania Mutual"), Royce Premier Fund ("Premier"), Royce Low-Priced Stock Fund ("Low-Priced"), Royce Total Return Fund ("Total Return"), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), at 3:00 p.m., Eastern Time, on September 6, 2007 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is ________, 2007.

The purpose of the Meeting is to vote on the elimination and/or amendment of certain fundamental investment restrictions of the Funds. All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the approval of the proposed changes to the Funds' fundamental investment restrictions.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust's address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The Trust has retained ______________, to aid in the solicitation of Proxies, at an estimated cost of $_______ to $________. Some officers and employees of the Trust, Royce and/or Royce Fund Services, Inc., the Funds' distributor ("RFS"), and ____________ may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

The Board of Trustees has set the close of business on June 28, 2007 as the record date (the "Record Date") for determining those shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held). The vote required for approval of Proposals 1- 5 (elimination or amendment of certain fundamental investment restrictions) is a majority of a Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended, which is the lesser of (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at the Meeting, if the holders of more than 50% of a Fund's shares are present or represented at the Meeting.

The Board of Trustees knows of no business other than that stated in the Proposals in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Information About Share Ownership

As of the Record Date, each Fund had outstanding the number of shares as indicated in Appendix 1 to this Proxy Statement. Except as set forth in Appendix 1, to the Trust's knowledge, as of the Record Date, no person is the beneficial owner of five percent of more of the Trust's outstanding shares or five percent or more of the shares of any Fund. In addition, as of the Record Date, all of the Trustees and officers of the Trust, individually and as a group owned, the approximate percentage of shares of the Funds as indicated on Appendix 1 to this Proxy Statement.

Charles M. Royce, Chairman of the Board of Trustees of the Trust, who beneficially held approximately ___% of __________'s outstanding shares as of the Record Date, has indicated he intends to vote his shares in favor of the Proposals.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS*
Proposal	Fund(s) Solicited
1. To approve the elimination of each Fund's fundamental investment restriction that limits investment in the securities of foreign issuers.	All Funds (shareholders of each Fund voting separately)
2. To approve the elimination of certain of the Funds' fundamental investment restriction that prohibits investment in restricted securities.	Pennsylvania Mutual, Premier, Low-Priced and Total Return (shareholders of each Fund voting separately)

3. To approve the amendment of Pennsylvania Mutual's fundamental investment restriction that prohibits "ownership" of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the "acquisition" of more than 10% of the outstanding voting securities of any one issuer.

Pennsylvania Mutual (shareholders of Pennsylvania Mutual voting separately)
4. To approve the elimination of certain of the Funds' fundamental investment restriction that prohibits investment in securities of other investment companies.	Premier, Low-Priced and Total Return (shareholders of each Premier, Low-Priced and Total Return voting separately)

5. To approve the amendment of Pennsylvania Mutual's fundamental investment restriction that prohibits purchases of warrants, rights or options in order to allow investment of up to 5% of its total assets in warrants, rights and options.

Pennsylvania Mutual (shareholders of Pennsylvania Mutual voting separately)

* Please see Appendix 2 for a list of the existing proposed fundamental investment restrictions for the Funds.

PROPOSAL 1: TO APPROVE THE ELIMINATION OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN THE SECURITIES OF FOREIGN ISSUERS

The Board of Trustees of the Trust has approved, and unanimously recommends to the Fund's shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits each Fund's investment in the securities of foreign issuers to no more than 10% of their respective total assets. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 1, the establishment of a non-fundamental investment restriction that would prohibit each Fund from investing more than 25% of their respective net assets in the securities of foreign issuers (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers). This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust's Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds' shareholders. Royce and the Trust's Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund's shareholders because it will give Royce more flexibility to seek to achieve each Fund's investment goal of long-term growth of capital.

Current Fundamental Restriction

Currently, as a matter of fundamental policy, each Fund may not invest more than 10% of their total assets in the securities of foreign issuers.

Proposed Elimination

If Proposal 1 is approved by a Fund's shareholders, that Fund will be permitted to invest in the securities of foreign issuers in amounts greater than 10% of total assets. Royce believes that the ability to invest a higher percentage of the Funds' assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Funds by giving them the ability to add securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. It is expected that the Funds' investments in foreign companies will usually be denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds' investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency's home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risks described above for foreign investments, including the risks of nationalization and expropriation of assets, would generally be increased to the extent that a Fund invests in companies located in developing countries.

PROPOSAL 2: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS INVESTMENT IN RESTRCITED SECURITIES

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual's, Premier's, Low-Priced's and Total Return's shareholders for their approval, a proposal to eliminate the fundamental investment restriction that prohibits investment in restricted securities. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 2, the establishment of non-fundamental investment restriction that would prohibit each Fund from investing more than 15% of their respective net assets in the restricted securities. This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust's Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds' shareholders. Royce and the Trust's Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund's shareholders because it will give Royce more flexibility to seek to achieve each Fund's investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual, Premier, Low-Priced and Total Return may not invest in restricted securities.

Proposed Elimination

If Proposal 2 is approved by a Fund's shareholders, the above current fundamental investment restriction would be eliminated and a non-fundamental investment restriction would go into effect that would permit that Fund to invest up to 15% of their respective net assets in restricted securities. Royce believes that the ability to invest in restricted securities may provide enhanced investment opportunities that would not otherwise be available to the Funds. In addition, Royce believes that allowing the Funds to invest in restricted securities may provide the Funds with the opportunity to realize more income from its securities lending transactions than it would if the cash collateral consisted solely of U.S. government securities. The Funds currently may each loan up to 25% of their assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned). Loans of the Funds' portfolio securities must be fully collateralized by securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or by cash. When the collateral is cash, the Funds are responsible for investing it. If the Funds engage in securities lending transactions, they will have the opportunity to invest such cash collateral in a money market fund sponsored by its custodian bank. Although the money market fund is registered under the Investment Company Act of 1940, its shares are offered for sale only in private placement transactions to certain institutional investors such as the Funds. Its shares are not registered under the Securities Act of 1933 (the "Securities Act") and, therefore, constitute restricted securities. Allowing the Funds to invest in the shares of such a money market fund should enable the Funds to realize more income from their securities lending transactions than they would if the collateral consisted of U.S. government securities.

In addition to the money market fund discussed above, the elimination of the investment restriction will also allow the Funds to invest in other restricted securities. Restricted securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. Such securities may have to be held for a substantial period of time because of market or industry conditions, the developmental stage at which they are purchased and/or legal restrictions on sale. The Trust does not consider securities to be "restricted" if they may be sold by the Funds without restriction in the market in which they are primarily traded outside the United States.

PROPOSAL 3: TO APPROVE THE AMENDMENT OF PENNSYLVANIA MUTUAL'S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS "OWNERSHIP" OF MORE THAN 10% THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER SO THAT IT PROHIBITS THE "ACQUISITION" OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual's shareholders for their approval, a proposal to amend the fundamental investment restriction that prohibits Pennsylvania Mutual from owning more than 10% of the outstanding voting securities of any one issuer. Royce and the Trust's Board of Trustees believe that this proposed change is appropriate and in the best interests of the Fund's shareholders because it may avoid the need for the Fund to sell voting securities of one issuer because of that issuer's repurchase of its own securities or due to some other corporate action of the issuer beyond the Fund's control that has caused the Fund's ownership in such issuer to increase above 10% of its outstanding voting securities.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual may not "own" more than 10% of the outstanding voting securities of any one issuer.

Proposed Amendment

Unlike other series of the Trust, Pennsylvania Mutual currently is subject to a fundamental restriction stating that it may not "own" more than 10% of the outstanding voting securities of any one issuer. If Proposal 3 is approved by the Fund's shareholders, this fundamental investment restriction would be amended to state that Pennsylvania Mutual may not "acquire" more than 10% of the outstanding voting securities of any one issuer. Royce believes that this amendment would benefit the Fund by eliminating the necessity to reduce a holding of a particular security when the Fund's ownership in such security exceeds 10% of the issuing companies outstanding voting securities through actions outside the control of the Fund.

PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS INVESTMENT IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

The Board of Trustees of the Trust has approved, and unanimously recommends to Premier's, Low-Priced's and Total Return's shareholders for their approval, a proposal to eliminate the fundamental investment restriction that prohibits each Fund from investing in the securities of other investment companies. Royce and the Trust's Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund's shareholders because it will give Royce more flexibility to seek to achieve each Fund's investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Premier, Low-Priced and Total Return may not invest in the securities of other investment companies.

Proposed Elimination

If Proposal 4 is approved by a Fund's shareholders, the above current fundamental investment restriction would be eliminated and that Fund would be permitted to invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended. In general, this means that each Fund will be permitted to invest up to 10% of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities in any one other investment company, provided that the Fund does not own more than 3% of the total outstanding voting stock of such investment company. The Securities and Exchange Commission (the "SEC") has adopted a rule to permit investments in money market funds in excess of the above described limits. The SEC has also granted orders for exemptive relief to certain exchange-traded funds that permit investments in those exchange-traded funds by other investment companies, such as the Funds, in excess of the above-described limits. Royce believes that the ability to invest in the securities of other investment companies may provide enhanced investment opportunities, and as discussed above under Proposal 2, enable the Funds to invest collateral received on their securities lending activities in other investment companies.

The other investment companies in which each Fund may invest usually have their own management fees and other expenses, and Royce will also earn its own fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund net assets invested in U.S. registered investment companies (other than exchange-traded funds, closed-end funds, and any cash collateral received in connection with securities lending activities that may be invested in money market funds). The Funds have no basis to estimate what the increase in their expenses, if any, would be due to their investment in securities issued by other investment companies. It is anticipated that the Funds will invest in money market funds primarily as a means to invest cash collateral received from securities lending activities which will not negatively impact the Funds' expense ratios. The Funds do not believe that other investments in investment companies would have a material impact on the overall expense ratio of any of the Funds.

PROPOSAL 5: TO APPROVE THE AMENDMENT TO PENNSYLVANIA MUTUAL'S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS PURCHASES OF WARRANTS, RIGHTS OR OPTIONS IN ORDER TO ALLOW IT INVESTMENT OF UP TO 5% OF ITS TOTAL ASSETS IN WARRANTS, RIGHTS AND OPTIONS

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual's shareholders for their approval, a proposal to amend a fundamental investment restriction prohibiting Pennsylvania Mutual from purchasing warrants, rights or options. Royce and the Trust's Board of Trustees believe that this proposed change is appropriate and in the best interests of the Fund's shareholders because it will give Royce more flexibility to seek to achieve the Fund's investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual may not purchase any warrants, rights or options.

Proposed Amendment

If Proposal 5 is approved by the Fund's shareholders, the above current fundamental investment restriction would be amended to permit Pennsylvania Mutual to invest no more than 5% of its total assets in warrants, rights and options.

A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

Investing in warrants, rights and call options on a given security will allow the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

REASONS FOR THE PROPOSALS

Royce has proposed that the Funds change certain of their fundamental investment restrictions as described above in Proposals 1 - 5 of this Proxy Statement. Royce advised the Board that these changes are not a means to alter the overall investment strategy of the Funds but rather are an opportunity that Royce believes would benefit shareholders because they will give Royce more flexibility to seek to achieve the Funds' investment goals.

At a meeting of the Board of Trustees held on June 4, 2007, the Board considered the impact of the proposed changes to the Funds' fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility and additional income, as applicable, with the possibility that the changes would cause the Funds to engage in investment strategies that involve increased risk and could result in lower returns for the Funds' shareholders.   The Board concluded that recommending approval of Proposals 1- 5 was in the best interests of shareholders because the Proposals potentially benefit shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Funds' investment goals.

Recommendation of the Trustees; Required Votes

The Trustees unanimously recommend that each Fund's shareholders vote to approve the changes to the Funds' fundamental investment restrictions. Such approval must be by the favorable vote of the lesser of (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at the Meeting, if the holders of more than 50% of a Fund's shares are present or represented at the Meeting.

Adjournment of Meeting; Other Matters

A quorum of shareholders is necessary to hold a valid meeting. Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.  In the event that sufficient votes in favor of Proposals 1 - 5 are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 - 5. They will vote against any such adjournment those proxies required to be voted against Proposals 1 - 5.

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in "street name" for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposals, it is not expected that brokers will be permitted to vote Fund shares in their discretion. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposals.

Address of the Investment Adviser

Royce's principal office is located at 1414 Avenue of the Americas, New York, NY 10019.

Address of the Distributor

Royce Fund Services, Inc.'s principal office is located at 1414 Avenue of the Americas, New York, NY 10019.

Annual Report Delivery

The Funds' Annual Report to Shareholders for the year ended December 31, 2006 was previously mailed to shareholders in late February 2007. Copies of the Annual Report are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, NY 10019 or calling toll-free at 1-800-221-4268.

Shareholder Proposals

Neither the Funds nor the Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, NY 10019.

Proxy Delivery

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-221-4268, or write the Trust at 1414 Avenue of the Americas, New York, NY 10019.

PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: __________, 2007

Appendix 1

As of the Record Date, Pennsylvania Mutual Fund ("Pennsylvania Mutual"), Royce Premier Fund ("Premier"), Royce Low-Priced Stock Fund ("Low-Priced"), Royce Total Return Fund ("Total Return"), Royce Value Fund ("Value"), Royce Value Plus Fund ("Value Plus"), Royce 100 Fund ("100 Fund") and Royce Dividend Value Fund ("Dividend Value") each had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Pennsylvania Mutual	Consultant Investment R Service
Premier	Consultant Institutional Investment R Service W
Low-Priced	Institutional Investment R Service
Total Return	Consultant Institutional Investment R Service W
Value	Consultant Institutional Investment Service
Value Plus	Consultant Institutional Investment Service
100 Fund	Institutional Investment Service
Dividend Value	Service

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of each of the Funds as of the Record Date:
Name and Address of Owner	Fund	Amount and Nature of Ownership	Percent of Shares

        Information regarding the ownership of each Funds' shares, and the shares of other funds in the group of registered investment companies comprising The Royce Funds, by the Trust's Trustees and officers as of the Record Date is set forth in the table below:

Name and Address* of Owner	Fund/Class	Amount of Record/Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds
Charles M. Royce
Donald R. Dwight
Mark R. Fetting
Richard M. Galkin
Stephen L. Isaacs
William L. Koke
Arthur S. Mehlman
David L. Meister
G. Peter O'Brien
John D. Diederich
Jack E. Fockler, Jr.
W. Whitney George
Daniel A. O'Byrne
John E. Denneen
Lisa Curcio
* The address of each Trustee and officer is 1414 Avenue of the Americas, New York, NY 10019.

Appendix 2
Proposal	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
	Each Fund may not, as a matter of fundamental investment policy	Each Fund may not, as a matter of fundamental investment policy
1.	6. Invest more than 10% of its total assets in the securities of foreign issuers.	6. This policy will be eliminated.
	Pennsylvania Mutual, Premier, Low-Priced and Total Return may not, as a matter of fundamental policy	Pennsylvania Mutual, Premier, Low-Priced and Total Return may not, as a matter of fundamental policy
2.	7. Invest in restricted securities.	7. This policy will be eliminated.
	Pennsylvania Mutual may not, as a matter of fundamental investment policy	Pennsylvania Mutual may not, as a matter of fundamental investment policy
3.	11. Own more than 10% of the outstanding voting securities of any one issuer.	11. Acquire more than 10% of the outstanding voting securities of any one issuer.
	Premier, Low-Priced and Total Return may not, as a matter of fundamental investment policy	Premier, Low-Priced and Total Return may not, as a matter of fundamental investment policy
4.	17. Invest in the securities of other investment companies.	17. This policy will be eliminated.
	Pennsylvania Mutual may not, as a matter of fundamental investment policy	Pennsylvania Mutual may not, as a matter of fundamental investment policy
5.	18. Purchase warrants, rights or options.	18. Invest more than 5% of its total assets in warrants, rights and options.

PENNSYLVANIA MUTUAL FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Pennsylvania Mutual Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

PENNSYLVANIA MUTUAL FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

2. Approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

3. Approve the amendment of the fundamental investment restriction that prohibits "ownership" of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the "acquisition" of more than 10% of the outstanding voting securities of any one issuer.

	/ /	/ /	/ /

5. Approve the amendment of the fundamental investment restriction that prohibits purchases of warrants, rights or options in order to permit investment of up to 5% of total assets in warrants, rights and options.

	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE PREMIER FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Premier Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE PREMIER FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

2. Approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

4. Approve the elimination of the fundamental investment restriction that prohibits investment in securities of other investment companies.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE LOW-PRICED STOCK FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Low-Priced Stock Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE LOW-PRICED STOCK FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

2. Approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

4. Approve the elimination of the fundamental investment restriction that prohibits investment in securities of other investment companies.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE TOTAL RETURN FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Total Return Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE TOTAL RETURN FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

2. Approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

4. Approve the elimination of the fundamental investment restriction that prohibits investment in securities of other investment companies.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE VALUE FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Value Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE VALUE PLUS FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Value Plus Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE PLUS FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE 100 FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce 100 Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE 100 FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE DIVIDEND VALUE FUND,
A SERIES OF THE ROYCE FUND
PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Dividend Value Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE DIVIDEND VALUE FUND

_____________________________________________
Proposal	For / /	Against / /	Abstain / /
1. Approve the elimination of the fundamental investment restriction that limits investment in securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________